Exhibit 10.20

REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March __, 2011, is among Greenwich Kahala Aviation Ltd., a Bermuda corporation (the “Company”), GK Hannover, Inc. (“GK Hannover”), Michael P. Howard (“Howard” and, together with GK Hannover, the “Management Investors”), Bradley Smith (“Smith”), Michael Garland (“Garland”), Gerald Sherman (“Sherman”) and any Person who becomes a party to this Agreement by executing an Instrument of Accession (“Instrument of Accession”) in the form attached as Schedule 1 hereto. The Management Investors and each other Person who becomes a holder of the Purchased ADSs as a Permitted Transferee on the terms and conditions set forth herein (each term as defined below) are referred to collectively herein as the “Holders” and each individually as a “Holder”.

     WHEREAS, the Company and the Management Investors have entered into that certain Private Placement Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which the Management Investors purchased 275,000 ADSs (as defined below) from the Company (the “Purchased ADSs”); and

     WHEREAS, in connection with the Purchase Agreement, the Company and the Management Investors desire to enter into this Agreement in order to grant the Holders the registration rights contained herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. As used herein, the following terms have the following meanings:

“ADS” means a Common Share in the form of an American Depositary Share of the Company, with each ADS representing one Common Share of the Company.

“Affiliate” means, with respect to any Holder, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Holder. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under direct or indirect common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning specified in the Preamble.

“Commission” means the Securities and Exchange Commission.

“Common Shares” means the Company’s common shares, par value $.0001 per share.

“Company” has the meaning specified in the Preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Form F-3” has the meaning specified in Section 2(a).

“Garland” has the meaning specified in the Preamble.

“GK Hannover” has the meaning specified in the Preamble.

“Holder” has the meaning specified in the Preamble.

“Holder Indemnified Person” has the meaning specified in Section 6(a).

“Howard” has the meaning specified in the Preamble.

“Indemnified Party” has the meaning specified in Section 6(c).

“Indemnifying Party” has the meaning specified in Section 6(c).

“Instrument of Accession” has the meaning specified in the Preamble.

“Management Investors” has the meaning specified in the Preamble.

“Permitted Transferee” means (i) an officer, director or employee of the Company, (ii) an Affiliate of the transferor, (iii) with respect to a transferor that is an entity, the entity’s beneficiaries upon its liquidation or distribution, (iv) relatives of the transferor and trusts established by the transferor for estate planning purposes, (v) a transferee taking by virtue of the laws of descent and distribution upon death or (vi) a transferee taking pursuant to a qualified domestic relations order.

“Person” means any individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any Prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Public Sale” means any sale of Common Stock to the public pursuant to a public offering registered under the Securities Act, or to the public through a broker or market-maker pursuant to the provisions of Rule 144.

“Purchase Agreement” has the meaning specified in the Recitals.

“Purchased ADSs” has the meaning specified in the Recitals.

“registered” and “registration” means a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such Registration Statement.

“Registrable Securities” means, at any time, all of the then issued and outstanding (a) Purchased ADSs, (b) the Common Shares underlying the Purchased ADSs, (c) shares of any class of capital stock into which such Purchased ADSs or Common Shares have been converted and (d) capital stock issued with respect to such Purchased ADSs or Common Shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Purchased ADSs or Common Shares, if applicable. Registrable Securities will continue to be Registrable Securities in the hands of any Holder and each Holder thereof will succeed to the rights and obligations of a Holder of Registrable Securities hereunder, provided that shares of Registrable Securities will cease to be Registrable Securities upon the earlier to occur of (i) when transferred to the Company, (ii) when sold pursuant to a Public Sale or (iii) when, in the written opinion of counsel to the Company, the Registrable Securities may be sold without registration under the Securities Act pursuant to Rule 144 without regard to any volume or holding period restrictions.

“Registration Expenses” has the meaning specified in Section 5.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement (including any Resale Registration Statement) including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Resale Registration Statement” has the meaning set forth in Section 2(a).

“Restricted Stock Unit” means restricted stock units of the Company that may be granted by the Company to each of Smith, Garland, Sherman and Howard in the future, which are a right to receive Common Shares and/or ADSs subject to the satisfaction of certain requirements specified in the award agreements underlying such Restricted Stock Units.

“Rule 144” means Rule 144 (or any successor rule permitting the resale of restricted securities without the necessity of a registration statement) adopted under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Sherman” has the meaning specified in the Preamble.

“Smith” has the meaning specified in the Preamble.

2.	Registrations and Rule 144.

(a) Registrations on Form F-3. From the earlier to occur of (a) the date on which there shall first become effective a Registration Statement filed by the Company under the Securities Act, or (b) the date on which the Company shall register a class of securities under Section 12 of the Exchange Act, the Company will make every effort in good faith to take all steps necessary to ensure that the Company will be eligible to register securities on Form F-3 or any comparable form adopted by the Commission that may be available at such time (“Form F-3”). Subject to Section 8, upon the request of the Holders of a majority of the then outstanding Registrable Securities, which such request may be made at any time after the later of (i) the time when the Company is eligible to file a Form F-3 and (ii) thirteen (13) months after the consummation of the Company’s initial public offering, the Company shall prepare and file a Form F-3 with respect to the resale of all of the Registable Securities by the Holders thereof for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (the “Resale Registration Statement”); provided, however, that the Company shall not be obligated to effect such request through an underwritten offering. The Company shall use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof, and, subject to Section 8, to keep such Resale Registration Statement continuously effective for a period of one (1) year beginning on the date that the Commission declares such Resale Registration Statement to be effective. Subject to Section 8, during the period that the Resale Registration Statement is effective, the Company shall supplement or make amendments to the Resale Registration Statement, as required by the Securities Act or other law, including to reflect any specific plan of distribution or method of sale, and shall use its commercially reasonable efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing. The Company shall prepare and file such additional Registration Statements as necessary and use commercially reasonable efforts to cause such Registration Statements to be declared effective by the Commission so that a Resale Registration Statement remains continuously effective, subject to Section 8, with respect to resales of the Registrable Securities for a period of one (1) year beginning on the date that the Commission declares the initial Resale Registration Statement to be effective.

(b) Rule 144 Requirements. From time to time after the earlier to occur of (a) the date on which there shall first become effective a Registration Statement filed by the Company under the Securities Act, or (b) the date on which the Company shall register a class of securities under Section 12 of the Exchange Act, the Company will make every effort in good faith to make publicly available and available to the Holders of Registrable Securities, pursuant to Rule 144 under the Securities Act, such information as shall be necessary to enable the Holders of Registrable Securities to make sales of Registrable Securities pursuant to such Rule. Subject to any lock-up agreements that may be binding upon the Holders, the Company will, at the request of any Holder of Registrable Securities, upon receipt from such Holder of (i) a certificate certifying (x) that such Holder has held such Registrable Securities for the applicable holding period under Rule 144 with respect to such Holder’s possession of such Registrable Securities, as in effect on the date of such certificate and (y) as to such other matters relating to Rule 144 as the Company or counsel to the Company may request and as may be appropriate in accordance with such Rule and (ii) if requested by the Company, an opinion of counsel to the Holder that such transaction is in compliance with Rule 144, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

(c) Registration on Form S-8 for Restricted Stock Units. Prior to any of the Restricted Stock Units vesting, or at such earlier time as may be required by the Securities Act or the rules thereunder, the Company shall prepare and file a Registration Statement on Form S-8 to register the Common Shares and/or ADSs underlying the Restricted Stock Units and any other Common Shares, ADSs and/or other Restricted Stock Units that may be issued by the Company, as deemed appropriate by the Company; provided that such Registration Statement shall register only the securities permitted to be registered on a Form S-8.

3.	Registration Procedures.

(a) In connection with any Resale Registration Statement, the Company will use its commercially reasonable efforts to effect the registration and the sale of the Registrable Securities covered thereby in accordance with the intended method of disposition thereof, and pursuant thereto the Company will:

(i) before filing a Resale Registration Statement or Prospectus or any amendments or supplements thereto, furnish to counsel selected by the holders of Registrable Securities covered by such Resale Registration Statement, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel and the Company will not file any Resale Registration Statement or amendment thereto or any Prospectus or any supplement thereto, to which the Holders of a majority of the Registrable Securities covered by such Resale Registration Statement shall reasonably object;

(ii) upon request, furnish to each seller of Registrable Securities such number of copies of such Resale Registration Statement, each amendment and supplement thereto, the

Prospectus included in such Resale Registration Statement (including each preliminary Prospectus and each Prospectus filed under Rule 424 of the Securities Act) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each such seller (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by such seller in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

(iii) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, use its commercially reasonable efforts to keep each such registration or qualification effective, including through new filings, amendments or renewals, during the period such Registration Statement is required to be kept effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company will not be required (A) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (a)(iii), (B) to subject itself to taxation in any such jurisdiction or (C) to consent to general service of process in any such jurisdiction;

(iv) promptly notify each Holder of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purposes;

(v) notify each seller of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare (and, when completed, give notice to each seller of Registrable Securities) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, each seller of such Registrable Securities will not offer or sell such Registrable Securities pursuant to such Prospectus until the Company has notified such seller that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to such seller;

(vi) cause all such Registrable Securities to be listed, prior to the date of the first sale of such Registrable Securities pursuant to such registration, on each securities exchange on which similar securities issued by the Company are then listed;

(vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(viii) enter into all such customary agreements and take all such other actions, if any, as may be reasonably necessary in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

(ix) make available for inspection on a confidential basis by any seller participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller (in each case after reasonable prior notice and at reasonable times during normal business hours and without unnecessary interruption of the Company’s business or operations), all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply on a confidential basis all information reasonably requested by any such seller, attorney, accountant or agent in connection with such Registration Statement;

(x) permit any Holder of Registrable Securities which Holder, in the reasonable judgment of the Company, might be deemed to be an underwriter or a controlling person of the Company within the meaning of Section 15 of the Securities Act, to participate in the preparation of such registration or comparable statement and to permit the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included, provided that such material (A) shall not contain any untrue statement of any material fact or suffer from any omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) shall be furnished under such circumstances as shall cause it to be subject to the indemnification provisions provided pursuant to Section 6(b) hereof;

(xi) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company will promptly notify each Holder of any Registrable Securities included in such Registration Statement and use its commercially reasonable efforts to obtain promptly the withdrawal of such order;

(xii) cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under such registration, and enable such Registrable Securities to be in such denominations and registered in such names as such Holders may request, as permitted by applicable law;

(xiii) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company as may reasonably be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(xiv) otherwise comply with all applicable rules and regulations of the Commission, and make generally available to its security holders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve month period beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover said twelve month period.

4.	Cooperation by Prospective Sellers, Etc.

 (a) Each prospective seller of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require from such seller, and otherwise reasonably cooperate with the Company in connection with any Registration Statement with respect to such

Registrable Securities. Any such information furnished in writing by a prospective seller shall not contain any untrue statement of any material fact or suffer from any omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (b) The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining sellers who furnish such information and documents unless in the reasonable opinion of counsel to the Company, such failure impairs or may impair the viability of the offering or the legality of the Registration Statement or the underlying offering.

     (c) The Holders of Registrable Securities included in any Registration Statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such Registration Statement or Prospectus; but the obligations of the Company with respect to maintaining any Registration Statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

5.	Registration Expenses.

(a) All costs and expenses, incurred or sustained, by the Company in connection with or arising out of each registration pursuant to Section 2 hereof, including, without limitation, all registration, listing and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company, fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or “cold comfort” letters required by or incident to such registration), the reasonable fees and expenses of any special experts retained by the Company of its own initiative in connection with such registration, and fees and expenses of all (if any) other Persons retained by the Company (all such costs and expenses being herein called, collectively, the “Registration Expenses”), will be borne and paid by the Company. The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

(b) The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any Holder of Registrable Securities in connection with any registration of Registrable Securities pursuant to this Agreement.

(c) To the extent that Registration Expenses incident to any registration are, under the terms of this Agreement, not required to be paid by the Company, each Holder of Registrable Securities included in such registration will pay all Registration Expenses which are clearly solely attributable to the registration of such Holder’s Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one Holder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

6.	Indemnification.

(a) Indemnification by the Company. The Company will indemnify each Holder requesting or joining in a registration and each underwriter of the securities so registered, the officers, directors and partners of each such Person and each Person who controls any thereof (within the meaning of the Securities Act) (each, a “Holder Indemnified Person”) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, Exchange Act or states securities or blue sky laws applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder Indemnified Person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not otherwise resulting in liability; provided, however, that the Company will not be liable to any Holder Indemnified Person in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder Indemnified Person and stated to be specifically for use in such Prospectus, offering circular or other document (or related Registration Statement, notification or the like).

(b) Indemnification by Each Holder. Each Holder requesting or joining in a registration will indemnify the Company and each underwriter of the securities so registered, the officers, directors and partners of each such Person and each Person, if any, who controls any thereof (within the meaning of the Securities Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such Holder will reimburse each underwriter, the Company and each other Person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not otherwise resulting in liability; provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon written information furnished to the Company by such Holder and stated to be specifically for use in such Prospectus, offering circular or other document (or related Registration Statement, notification or the like) or any amendment or supplement thereto; and, provided further, that each Holder’s liability hereunder with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in such registration.

(c) Indemnification Proceedings. Each party entitled to indemnification pursuant to this Section 6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification pursuant to this Section 6 (the “Indemnifying Party”) promptly after such Indemnified Party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be acceptable to the Indemnified Party, and the Indemnified Party may participate in such defense at such party’s expense; and provided, further, that the failure by any Indemnified Party to give notice as provided in this paragraph (c) shall not relieve the Indemnifying Party of its obligations under this Section 6 except to the extent that the failure results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The reimbursement required by this Section 6 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

7. Contribution in Lieu of Indemnification. If the indemnification provided for in Section 6 hereof is unavailable to a party that would have been an Indemnified Party under such Section in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each party that would have been an Indemnifying Party thereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding any provision of this Section 7 to the contrary, (a) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation and (b) each Holder’s liability hereunder with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in such registration.

8. Suspension of Use. If the Board of Directors of the Company determines in its good faith judgment that the filing of a Resale Registration Statement under Section 2(a) or the use of any related Prospectus would be materially detrimental to the Company because such action would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would materially impede the Company’s ability to consummate a significant transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Company to the Holders which shall be signed by the Chief Executive Officer, President or any Executive Vice President of the Company certifying thereto, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a Resale Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to a Resale Registration Statement shall be suspended until the earliest of (i) the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 8 is no longer necessary and they may resume use of the applicable Prospectus and (ii) the date upon which copies of the applicable supplemented or amended Prospectus is distributed to the Holders. The Company agrees to use its reasonable best efforts to give the notice described under item (i) above or provide the applicable supplemented or amended Prospectus to the Holders described under item (ii) above as promptly as practicable.

9.	Miscellaneous.

(a) No Inconsistent Agreements. The Company has not previously entered into any agreement with respect to its ADSs or Common Shares granting any registration rights to any Person, and will not on or after the date of this Agreement enter into any agreement with respect to its securities which grants registration rights to anyone which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless such amendment, modification, supplement, waiver or consent is approved in writing by the Holders of at least fifty-one percent (51%) of the Registrable Securities and the Company.

(c) Registrable Securities Held by the Company. Whenever the consent or approval of Holders of Registrable Securities is required pursuant to this Agreement, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was duly and properly given by such Holders.

(d) Term. Except for Sections 6, 7 and 9 which shall survive the termination of this Agreement, the agreements of the Company contained in this Agreement shall continue in full force and effect so long as any Holder holds any Registrable Securities.

(e) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(f) Notices. Any notice provided for in this Agreement will be in writing and will be deemed properly delivered if either personally delivered or sent by overnight courier or telecopier or mailed certified or registered mail, return receipt requested, postage prepaid, to the recipient at the address specified below:

 (i) if to a Holder, at such Holder’s address on the stock transfer books of the Company; and

 (ii) if to the Company, at:

Fitzwilliam Hall
Fitzwilliam Place
Dublin 2, Ireland
Facsimile: +353 1 6694749

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(f). Any such notice shall be effective (A) if delivered personally or by telecopy, when received, (B) if sent by overnight courier, when receipted for, and (C) if mailed, three (3) days after being mailed as described above.

(g) Successors and Assigns. This Agreement and the rights of any Holder hereunder may be assigned to, and shall inure to the benefit of, any Permitted Transferee to whom such Holder transfers Registrable Securities, provided that the Permitted Transferee agrees to be bound by all of the terms and conditions of this Agreement by executing and delivering to the Company an Instrument of Accession.

(h) Counterparts. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts (including via facsimile or electronic transmission), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

 (i) Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

 (j) Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of law.

 (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

 (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

GREENWICH KAHALA AVIATION LTD.

By: ___________________________________
Name:
Title:

GK HANNOVER, INC.

By: ___________________________________
Name:
Title:
______________________________________
Michael P. Howard

______________________________________
Bradley Smith

______________________________________
Michael Garland

______________________________________
Gerald Sherman

SCHEDULE 1
TO REGISTRATION
 RIGHTS AGREEMENT

Instrument of Accession

Reference is made to that certain Registration Rights Agreement, dated as of March __, 2011, a copy of which is attached hereto (as amended and in effect from time to time, the “Registration Rights Agreement”), among Greenwich Kahala Aviation Ltd., a Bermuda corporation (the “Company”), and the Management Investors (as defined therein).

The undersigned, _____________________, [in order to become] [is] the owner or holder of______American Depositary Shares of the Company, each representing one common share of the Company (the “ADSs”), and hereby agrees that by his [her] [its] execution hereof the undersigned is a Holder party to the Registration Rights Agreement subject to all of the terms, restrictions and conditions applicable to Holders set forth in such Registration Rights Agreement, and all of the ADSs [purchased by the undersigned in connection herewith] [owned by the undersigned as of the date hereof] (and any and all shares of capital stock of the Company issued in respect thereof) are Registrable Securities, subject to all the terms, restrictions and conditions applicable to Registrable Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of said Registration Rights Agreement immediately upon acceptance thereof by the Company.

Executed as of the date set forth below under the laws of the State of New York.

Name of the Undersigned:

By:

Name:

Title:

Address:

Date:

Accepted:

GREENWICH KAHALA AVIATION LTD.

By:

Date: